Exhibit 99.1

Aon Corporation

Consolidated Summary of Operations - Reclassified for Discontinued Operations

	2003
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,658	$1,695	$1,646	$1,831	$6,830
Premiums and other	632	635	673	669	2,609
Investment income	79	89	57	88	313
Total revenue	2,369	2,419	2,376	2,588	9,752

Expenses
General expenses	1,678	1,783	1,725	1,857	7,043
Benefits to policyholders	345	325	367	390	1,427
Interest expense	28	27	24	22	101
Amortization of intangible assets	13	15	18	17	63
Unusual charges (credits) - World Trade Center	37	9	—	(60)	(14)
Total expenses	2,101	2,159	2,134	2,226	8,620

Income from continuing operations before income tax and minority interest	268	260	242	362	1,132
Provision for income tax	99	96	90	134	419
Income from continuing operations before minority interest	169	164	152	228	713
Minority interest - 8.205% trust preferred capital securities	(9)	(9)	(9)	(9)	(36)
Income from continuing operations	160	155	143	219	677

Discontinued operations
Loss from discontinued operations	(12)	(15)	(44)	(6)	(77)
Income tax benefit	(4)	(6)	(16)	(2)	(28)
Loss from discontinued operations, net of tax	(8)	(9)	(28)	(4)	(49)

Net income	$152	$146	$115	$215	$628
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$151	$146	$114	$214	$625

Basic net income per share:
Income from continuing operations	$0.51	$0.49	$0.45	$0.68	$2.12
Discontinued operations	(0.03)	(0.03)	(0.09)	(0.01)	(0.15)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97

Dilutive net income per share:
Income from continuing operations	$0.51	$0.49	$0.45	$0.68	$2.12
Discontinued operations	(0.03)	(0.03)	(0.09)	(0.01)	(0.15)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97

Dilutive average common and common equivalent shares outstanding	315.2	318.2	318.6	319.3	317.8

	2002
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,425	$1,491	$1,532	$1,678	$6,126
Premiums and other	535	638	607	588	2,368
Investment income (loss)	109	(26)	88	81	252
Total revenue	2,069	2,103	2,227	2,347	8,746

Expenses
General expenses	1,435	1,643	1,621	1,683	6,382
Benefits to policyholders	314	391	350	320	1,375
Interest expense	29	30	32	33	124
Amortization of intangible assets	11	14	13	16	54
Unusual credits - World Trade Center	—	—	(18)	(11)	(29)
Total expenses	1,789	2,078	1,998	2,041	7,906

Income from continuing operations before income tax and minority interest	280	25	229	306	840
Provision for income tax	104	9	84	113	310
Income from continuing operations before minority interest	176	16	145	193	530
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(4)	(34)
Income from continuing operations	166	6	135	189	496

Discontinued operations
Loss from discontinued operations	(9)	(9)	(12)	(17)	(47)
Income tax benefit	(3)	(3)	(5)	(6)	(17)
Loss from discontinued operations, net of tax	(6)	(6)	(7)	(11)	(30)

Net income	$160	$—	$128	$178	$466
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$159	$—	$127	$177	$463

Basic net income per share:
Income from continuing operations	$0.60	$0.02	$0.49	$0.63	$1.76
Discontinued operations	(0.02)	(0.02)	(0.03)	(0.04)	(0.11)
Net income	$0.58	$—	$0.46	$0.59	$1.65

Dilutive net income per share:
Income from continuing operations	$0.59	$0.02	$0.49	$0.63	$1.75
Discontinued operations	(0.02)	(0.02)	(0.03)	(0.04)	(0.11)
Net income	$0.57	$—	$0.46	$0.59	$1.64

Dilutive average common and common equivalent shares outstanding	276.6	278.0	277.1	299.0	282.6

	2001
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,277	$1,336	$1,289	$1,504	$5,406
Premiums and other	508	492	510	517	2,027
Investment income	22	78	105	8	213
Total revenue	1,807	1,906	1,904	2,029	7,646

Expenses
General expenses	1,351	1,507	1,369	1,496	5,723
Benefits to policyholders	292	260	271	288	1,111
Interest expense	36	31	31	29	127
Amortization of intangible assets	39	39	40	40	158
Unusual charges -World Trade Center	—	—	53	105	158
Total expenses	1,718	1,837	1,764	1,958	7,277

Income from continuing operations before income tax and minority interest	89	69	140	71	369
Provision for income tax	35	27	54	30	146
Income from continuing operations before minority interest	54	42	86	41	223
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	44	32	76	31	183

Discontinued operations
Loss from discontinued operations	(41)	(5)	(7)	(7)	(60)
Income tax benefit	(16)	(2)	(3)	(3)	(24)
Loss from discontinued operations, net of tax	(25)	(3)	(4)	(4)	(36)

Net income	$19	$29	$72	$27	$147
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$18	$29	$71	$26	$144

Basic net income per share:
Income from continuing operations	$0.16	$0.12	$0.27	$0.11	$0.67
Discontinued operations	(0.09)	(0.01)	(0.01)	(0.01)	(0.13)
Net income	$0.07	$0.11	$0.26	$0.10	$0.54

Dilutive net income per share:
Income from continuing operations	$0.16	$0.12	$0.27	$0.11	$0.66
Discontinued operations	(0.09)	(0.01)	(0.01)	(0.01)	(0.13)
Net income	$0.07	$0.11	$0.26	$0.10	$0.53

Dilutive average common and common equivalent shares outstanding	267.9	270.2	275.4	276.9	272.4

	2000
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,193	$1,193	$1,167	$1,352	$4,905
Premiums and other	468	491	476	486	1,921
Investment income	137	125	133	113	508
Total revenue	1,798	1,809	1,776	1,951	7,334

Expenses
General expenses	1,261	1,253	1,199	1,440	5,153
Benefits to policyholders	252	257	257	271	1,037
Interest expense	31	33	38	38	140
Amortization of intangible assets	38	39	38	39	154
Total expenses	1,582	1,582	1,532	1,788	6,484

Income from continuing operations before income tax and minority interest	216	227	244	163	850
Provision for income tax	84	89	95	63	331
Income from continuing operations before minority interest	132	138	149	100	519
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	122	128	139	90	479

Discontinued operations
Income from discontinued operations	2	1	—	1	4
Income tax provision	1	—	—	1	2
Income from discontinued operations, net of tax	1	1	—	—	2

Cumulative effect of change in accounting principle, net of tax	(7)	—	—	—	(7)

Net income	$116	$129	$139	$90	$474
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$115	$129	$138	$89	$471

Basic net income per share:
Income from continuing operations	$0.46	$0.50	$0.53	$0.34	$1.83
Discontinued operations	0.01	—	—	—	0.01
Cumulative effect of change in accounting principle	(0.03)	—	—	—	(0.03)
Net income	$0.44	$0.50	$0.53	$0.34	$1.81

Dilutive net income per share:
Income from continuing operations	$0.46	$0.49	$0.53	$0.33	$1.81
Discontinued operations	0.01	—	—	—	0.01
Cumulative effect of change in accounting principle	(0.03)	—	—	—	(0.03)
Net income	$0.44	$0.49	$0.53	$0.33	$1.79

Dilutive average common and common equivalent shares outstanding	260.5	261.7	262.8	267.0	263.0